Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q (the “Report”) of Cool Holdings, Inc. (the “Company”) for the quarterly period ended May 2, 2020, each of the undersigned in his capacity as an officer of the Company hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 31, 2020

/s/ Reinier Voigt
Reinier Voigt, Chief Executive Officer

Date: July 31, 2020

/s/ Vernon A. LoForti
Vernon A. LoForti, Chief Financial Officer